UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2024

Checkpoint Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38128	47-2568632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Sawyer Road, Suite 110

Waltham, MA 02453

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CKPT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report, on May 13, 2024, the stockholders of Checkpoint Therapeutics, Inc., (the “Company”) voted at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) to approve an amendment to the Company’s Amended and Restated 2015 Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 12,000,000 shares from 6,000,000 to 18,000,000 shares.

A copy of the Company’s Amended and Restated 2015 Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.02. A copy of the Company’s Amended and Restated 2015 Incentive Plan was filed as Appendix B to the proxy statement on Schedule 14A for the 2024 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2024.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described under Item 5.07 of this Current Report, on May 13, 2024, the stockholders of the Company voted at the 2024 Annual Meeting to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by 95,000,000 shares, bringing the total number of authorized shares of common stock to 175,000,000 shares (the “Amendment”).

On May 13, 2024, following the 2024 Annual Meeting, the Company filed a certificate of amendment (the “Certificate”) giving effect to the Amendment with the Secretary of State of the State of Delaware. A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03. A copy of the Amendment was filed as Appendix A to the proxy statement on Schedule 14A for the 2024 Annual Meeting filed with the SEC on April 2, 2024.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 13, 2024, the Company held its 2024 Annual Meeting of stockholders at 10:00 a.m. Eastern Time by means of an online virtual meeting platform. There were 34,986,279 shares of common stock and 700,000 shares of Class A common stock outstanding on the record date, representing 73,471,186 votes. Stockholders representing 58,315,283, or 79.37%, of the 73,471,186 votes outstanding were represented in person or by proxy constituting a quorum.

At the 2024 Annual Meeting, the following proposals were approved: (i) the election of seven directors to hold office until the 2025 annual meeting; (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; (iii) an amendment to the Company’s Amended and Restated Certificate of Incorporation, to increase the Company’s authorized shares of common stock by 95,000,000 shares from 80,000,000 to 175,000,000 shares; (iv) an amendment to the Company’s Amended and Restated 2015 Incentive Plan to increase the shares of common stock available for issuance thereunder by 12,000,000 shares from 6,000,000 to 18,000,000 shares; (v) the advisory vote on the compensation of the Company’s named executive officers; and (vi) the advisory vote of a three-year frequency for the advisory vote on the compensation of the Company’s named executive officers. These proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting filed with the SEC on April 2, 2024.

Proposal 1

The votes with respect to the election of seven directors to hold office until the 2025 annual meeting were as follows:

Director	For	% Voted For	Withheld	% Voted Withheld	Broker Non- Votes
Michael S. Weiss	46,518,929	96.92%	1,480,328	3.08%	10,316,026
Christian Béchon	46,829,110	97.56%	1,170,147	2.44%	10,316,026
Neil Herskowitz	45,715,861	95.24%	2,283,396	4.76%	10,316,026
James F. Oliviero	46,806,020	97.51%	1,193,237	2.49%	10,316,026
Lindsay A. Rosenwald, M.D.	46,527,148	96.93%	1,472,109	3.07%	10,316,026
Barry Salzman	45,905,138	95.64%	2,094,119	4.36%	10,316,026
Amit Sharma, M.D.	47,035,291	97.99%	963,966	2.01%	10,316,026

Proposal 2

The votes with respect to the ratification of KPMG LLP as the Company’s independent registered accounting firm for the year ending December 31, 2024 were as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
57,413,375	486,058	415,850	-

Proposal 3

The votes with respect to the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized shares of common stock by 95,000,000 shares from 80,000,000 to 175,000,000 shares were as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
51,025,382	6,942,877	347,024	-

Proposal 4

The votes with respect to the approval of an amendment to the Company’s Amended and Restated 2015 Incentive Plan to increase the shares of common stock available for issuance thereunder by 12,000,000 shares from 6,000,000 to 18,000,000 shares were as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
44,020,881	3,918,197	60,179	10,316,026

Proposal 5

The votes with respect to the advisory vote to approve the compensation of the Company’s named executive officers were as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
45,656,956	2,179,041	163,260	10,316,026

Proposal 6

The votes with respect to the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers were as follows:

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
43,936,821	129,643	3,687,579	245,214	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Checkpoint Therapeutics, Inc.

10.1	Checkpoint Therapeutics, Inc. Amended and Restated 2015 Incentive Plan.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2024	Checkpoint Therapeutics, Inc.
(Registrant)

	By	/s/ James F. Oliviero
James F. Oliviero
President and Chief Executive Officer